                                    FORM 8-K
                                 CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 19, 2002


                                 S1 CORPORATION
                                 --------------
             (Exact name of registrant as specified in its charter)


DELAWARE                            000-24931                58-2395199
---------                           ---------                ----------
State or other jurisdiction         Commission               IRS Employer
of incorporation                    File Number              Identification No.


               3500 Lenox Road, Suite 200, ATLANTA, GEORGIA 30326
          -----------------------------------------------------------
                    (Address of principal executive offices)


      Registrant's telephone number, including area code: (404) 923-3500

                                ---------------


                                 NOT APPLICABLE
          -----------------------------------------------------------
         (Former name or former address, if changed since last report)


ITEM 5.  OTHER EVENTS.

S1 Corporation ("S1") announced on April 19, 2002 that its annual meeting of shareholders will be held on Thursday, May 23, 2002 at 8:30 a.m. EDT at the J.W. Marriott Hotel, 3300 Lenox Road, NE, Atlanta, Georgia 30326.

S1 issued a press release on April 19, 2002 describing the annual meeting, a copy of which is filed as Exhibit 99 hereto.


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ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.


(a)      Not applicable.

(b)      Not applicable.

(c)      Exhibits.

Number            Description
------            -----------
 99               Press release dated April 19, 2002.


                                SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             S1 CORPORATION
                                             --------------
                                             (Registrant)


                                             /s/ Matthew Hale
                                             ----------------------------------
                                             Matthew Hale
                                             Chief Financial Officer


Date: April 19, 2002


                                Exhibit Index

Number            Description
------            -----------
  99              Press release dated April 19, 2002.